UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23362

Thrivent Church Loan and Income Fund

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John D. Jackson

Assistant Secretary

Thrivent Church Loan and Income Fund

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Report to Stockholders

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (ThriventIntervalFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) where you purchased shares or, if you purchased shares through Thrivent Financial, by enrolling at Thrivent.com/gopaperless or, if you purchased directly online, by enrolling at ThriventIntervalFunds.com.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can call 800-847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

Dear Shareholder:

This is our first report to shareholders of the Thrivent Church Loan and Income Fund, and I would like to welcome you. We appreciate your participation as an investor in the Fund; and we believe your investment will make an important impact in helping Christian churches and other nonprofit organizations with a Christian mission expand their outreach in important ways.

The loans in the Fund’s portfolio are already making an impact by helping churches across the U.S. purchase new buildings, improve their campuses, build Bible schools, and train more leaders to share the Gospel. The loans also help Christian organizations influence their communities and expand outreach to elders in residential care, to people experiencing homelessness and hunger, and to Christians who may not have a church home. Through the Fund, investors are making an important impact in many lives.

What makes the Thrivent Church Loan and Income Fund so exciting to me—and, yes, I am a shareholder—is that it creates an opportunity for “impact investing.” Impact investing generally means making an investment with the purpose of earning a return on investment, while making a positive impact for the greater good—a “twofer” for each investor.

I view the Fund as a twofer from Thrivent’s perspective as well. I am involved whenever we launch a new fund or investment product. But the Thrivent Church Loan and Income Fund has special significance for me. First, the Fund can serve as part of investors’ overall portfolio, which can help them be wise with money.

Second, the money invested in the Fund is a means of raising capital for congregations. As we continue to grow the Fund, we can help provide a pool of capital to meet the financial needs of churches and other Christian nonprofit organizations.

The availability of financing for churches and nonprofit religious organizations can be limited and expensive. Thrivent is proud to be able to provide loans to these churches to help fuel their growth, reduce their interest expense and support their communities.

As the Thrivent Church Loan and Income Fund grows, and our portfolio of loans increases, we expect to help many more Christian organizations improve their facilities and expand their ministries. As you may know, making loans to churches isn’t something new to Thrivent. Our first church loan was in 1905 to a congregation in Rhinelander, Wisconsin, whose church building had been destroyed by fire. Thrivent currently holds over $900 million in church loans in the insurance company’s general account. With the launch of the Fund, Thrivent is furthering its common bond with our member base and investors in the responsible financial support of Christian organizations.

Let me give you some background on the investment strategy of the Fund. The loans in the Fund’s portfolio are privately issued mortgages to churches and other nonprofit organizations with a Christian mission. The Fund can also invest in bonds issued by these organizations. The Fund will invest in mortgage-backed securities and is not restricted in investing in other types of securities, including derivatives.

The Fund’s portfolio management team carefully researches and analyzes every loan. They look at the purpose of the loan—what the money will be used for and how it will affect the Christian community—and evaluate the financial strength of each loan applicant against long-standing underwriting criteria. With more than a century of experience of underwriting loans to churches, Thrivent has unique breadth and depth of expertise. This expertise helps us determine the best loan structure to fit the church’s needs and capacity.

Our investment team uses various research techniques, both quantitative and qualitative, to assess a potential borrower. The management team aims to invest in high-quality church loans and bonds that are secured by the borrower’s real assets. The portfolio is constructed through a bottom-up process and is not managed with a target duration or yield. However, the Fund’s management team will pay close attention to these and other factors in building and managing the portfolio.

We believe the opportunities for the Fund to enrich congregations and communities is the foundation for solid investment. Each loan helps create growth for the church or organization and allows these communities to make an impact with their ministries. The best opportunities for impact are often the most creditworthy loans that the Fund can make. That’s the twofer.

This first letter to shareholders of the Thrivent Church Loan and Income Fund is the beginning of a journey. I look forward to walking with you on this journey. And I’d like to thank you again for serving an important role in helping strengthen Christian ministries.

Blessings,

David S. Royal

President and Chief Investment Officer

Thrivent Church Loan and Income Fund

Investing involves risks. An overview of the risks associated with the Thrivent Church Loan and Income Fund can be found on the next page. Before investing, consider the Fund’s investment objectives, risks, charges and expenses. Go to ThriventInterval-Funds.com for a prospectus containing this information and read it carefully.

Risks:  An investment in the Fund’s shares should be considered speculative and involving a high degree of risk, including the risk of a loss of some or all of the amount invested. The Fund invests primarily in church loans and mortgage-backed securities. The value of the Fund is influenced by factors impacting the overall market, debt securities in particular, and specific issues. The Fund may incur losses due to investments that do not perform as anticipated by the investment adviser. The Fund is a newly-organized, non-diversified closed end interval fund with limited liquidity. The Fund may require a period of time before it is fully invested in securities that achieve a desired portfolio composition for the Fund’s investment strategy. An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a loss of some or all of the amount invested.

Church loans are mortgages taken out by non-profit organizations with a Christian mission, or bonds issued by these organizations. They are typically not listed on any national securities exchange and no active trading market exists for them. Church loans are primarily backed by real estate and are vulnerable to factors that affect the real estate market. Default risk is the risk that a borrower will not be able to make principal and interest payments in which case the value of the Fund may be negatively affected. Certain factors specific to churches may impact a borrower’s finances and its ability to make payments. Churches rely on voluntary contributions from their congregations for their primary source of income, which may be used to repay church loans. The membership of a church, the attendance of its members, or the per capita contributions of its members may not remain constant or may decrease, which could have a negative impact on the ability of a church to repay a loan.

Bond prices may decline during periods of rising interest rates. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-backed securities will be influenced by the factors affecting the housing market. In periods when dealer inventories of bonds are low in relation to market size, there is the potential for decreased liquidity and increased price volatility in the fixed income markets. The Fund has received an exemptive order allowing co-investment with other Thrivent accounts, which may give rise to actual or perceived conflicts of interest and subject the Fund to the risk of regulatory changes and actions.

These and other risks are described in the Fund’s prospectus.

The Fund is a closed-end “interval fund.” Limited liquidity is provided to shareholders only through the Fund’s quarterly offers to repurchase between 5% to 25% of its outstanding shares at net asset value (subject to applicable laws and approval of the Board of Trustrees). There is no secondary market for the Fund’s shares and none is expected to develop. Investors should consider shares of the Fund to be an illiquid investment.

Dear Shareholder:

Despite some economic concerns, U.S. stocks posted solid gains through the first quarter of 2019. The S&P 500 Index, which represents the average performance of a group of 500 large-capitalization stocks, rose 13.07% for the quarter—with a total return of 13.65%—while the NASDAQ index, an electronic stock exchange with more than 3,300 company listings, was up

16.49% through the first three months.

Yields on 10-year U.S. Treasuries declined through the first quarter, driven by rising market demand for government bonds amidst global economic concerns. Also contributing to the decline in yields was a policy shift by the Federal Reserve (Fed), which indicated in March that rates may not be raised at all in 2019. Through the first quarter, the yield on 10-year Treasuries dropped 0.26% from the 2.68% yield at the end of 2018 to close the quarter at 2.42%.

Economic Review

U.S. gross domestic product (GDP), which is the broadest measure of economic output, grew at an annualized rate of 2.6% in the 4th quarter of 2018, according to the “initial” estimate by the U.S. Bureau of Economic Analysis.

Several factors contributed to the solid GDP growth rate. Employment has continued to rise at a steady clip, with positive job growth for 102 consecutive months through March, according to the Bureau of Labor Statistics. The unemployment rate ended the first quarter at 3.8%. Wages increased by $0.35 per hour through the first quarter and have climbed 3.2% from a year earlier.

Disposable personal income increased by 4.7% over the 12-month period through November 2018, according to the Bureau of Economic Analysis, while personal consumption expenditures increased by the same 4.7% rate for the period.

Retail sales for the three-month period through February 2019 were up 2.2% from a year earlier, according to the U.S. Department of Commerce. Non-store retailers (primarily online) were up 10.0% from a year earlier, food services and drinking places were up 3.6%, electronics and appliance store sales were down 3.3%, general merchandise stores were down 4.6%, and motor vehicle sales were up 2.4%.

After dropping nearly 40% through the final three months of 2018, oil prices rallied in the first quarter of 2019. The price of a barrel of West Texas Crude, a grade of crude used as a pricing benchmark, was up 32.4% through the first quarter of 2019 at $60.14 after closing 2018 at $45.41 per barrel.

Market Review

In addition to strong growth of U.S. stocks, the international market started the year on a positive trend. The MSCI EAFE Index, which tracks developed markets in Europe, Asia and Australia, was up 9.04% through the first quarter. The MSCI Emerging Markets Index, which tracks stocks in developing economies, was up 9.91%, and the MSCI World All Country Index (non-U.S.) was up 10.31%.

In the U.S., all 11 sectors of the S&P 500 ended the first quarter in positive territory. Information Technology led the way, up

19.86% for the quarter, followed by Real Estate, up 17.53%, Industrials, up 17.20%, and Energy, up 16.3%.

As interest rates have declined, bond prices have moved up in most areas. The Bloomberg Barclays U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, was up 2.94% through the first quarter. The Bloomberg Barclays U.S. Corporate High Yield Bond Index, which measures the performance of fixed rate non-investment grade bonds, was up 7.26%, while the Bloomberg Barclays 1-3 Year Government/Credit Bond Index gained 1.21% for the quarter.

Our Outlook

The Fed’s decision to delay further rate hikes triggered a sharp rally in intermediate and long-term U.S. Treasuries, lowering their yields below that of short-term rates—an inversion in the yield curve. Inversions often lead to recessions, although the lead time before a recession can be substantial, and not every inversion leads to a recession. Our view is that we do not expect a recession in the near-term, but we are monitoring it closely.

Since the beginning of the year, there has been a substantial reduction in earnings growth expectations. The corporate tax cut that was put in place in 2018 will not provide the tailwind to earnings in 2019 that it did in the previous year. We feel that revenue will continue to grow, but that profit margins will continue to be pressured lower, cutting into earnings growth.

We’ve seen some weakness in the domestic economy, but we believe there’s a greater risk of economic decline outside the U.S. The Euro area, particularly Germany, is seeing a meaningful slowdown, as is the United Kingdom, which is clouded by the lack of progress on a plan for Brexit. China has also been experiencing weakness; policymakers there have taken steps to stimulate growth, but the cloud of tariff disputes remains.

A number of risks continue to weigh on market returns, including global trade and tariff issues, rising government and corporate debt levels, political discord in the U.S., and rising interest rates. However, we believe a solid economy, a strong job market, sustained corporate earnings growth, relatively low interest rates, and more moderate stock valuations may counteract the rising tide of late cycle risks.

In periods such as this, it is important for investors to assess their real risk temperament relative to the time frame of their investment objectives and to ensure that their overall portfolios remain properly balanced and diversified across asset classes.

Sincerely,

David S. Royal

President and Chief Investment Officer

Thrivent Church Loan and Income Fund

SHAREHOLDER EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In the table below, the second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

	Beginning Account Value 10/1/2018	Ending Account Value 3/31/2019	Expenses Paid During Period 10/1/2018- 3/31/2019*	Annualized Expense Ratio
Thrivent Church Loan and Income Fund
Actual
Class S	$1,000	$1,045	$7.65	1.50%
Hypothetical**
Class S	$1,000	$1,017	$7.54	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Thrivent Church Loan and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thrivent Church Loan and Income Fund (the “Fund”) as of March 31, 2019, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period September 28, 2018 (inception date) through March 31, 2019, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations, the changes in its net assets, and its cash flows, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, counterparties, and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 22, 2019

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

THRIVENT CHURCH LOAN AND INCOME FUND

Schedule of Investments as of March 31, 2019

Principal Amount	Church Loans (71.4%)[a]	Value
California (21.5%)
	Church Loan #200030850
$481,976	4.550%, 11/15/2033[b]	$502,887
	Church Loan #200031050
495,538	4.650%, 11/15/2038[b]	516,841
	Church Loan #200031180
1,240,840	5.050%, 1/1/2044[b]	1,298,763
	Total	2,318,491

Illinois (6.7%)
	Church Loan #200031070
690,868	4.500%, 11/15/2043[b]	723,229
	Total	723,229

Maryland (9.9%)
	Church Loan #200030760
1,016,999	5.500%, 1/1/2044[b]	1,068,669
	Total	1,068,669

Minnesota (9.7%)
	Church Loan #200031120
248,172	4.570%, 11/15/2032[b]	260,477
	Church Loan #200031121
250,586	4.440%, 11/15/2032[b]	262,106
	Church Loan #200031122
250,498	4.180%, 11/15/2032[b]	257,452
	Church Loan #200031290
259,826	5.000%, 1/15/2031[b]	268,855
	Total	1,048,890

Mississippi (2.6%)
	Church Loan #200031400
275,000	4.900%, 3/15/2034[b]	278,062
	Total	278,062

North Carolina (2.9%)
	Church Loan #200031320
304,200	4.800%, 4/15/2042[b]	311,333
	Total	311,333

Ohio (4.7%)
	Church Loan #200031030
489,895	5.300%, 11/15/2033[b]	509,203
	Total	509,203

Tennessee (4.9%)
	Church Loan #200031360
520,000	4.750%, 3/15/2037[b]	532,543
	Total	532,543

Texas (8.5%)
	Church Loan #200031140
462,254	5.250%, 12/15/2033[b]	482,002
	Church Loan #200031330
208,000	4.950%, 3/15/2044[b]	211,161

Principal Amount	Church Loans (71.4%)[a]	Value
Texas (8.5%) - continued
	Church Loan #200031331
$208,000	5.125%, 3/15/2044[b]	$211,989
	Total	905,152
	Total Church Loans (cost $7,402,653)	7,695,572

Principal Amount	Long-Term Fixed Income (27.9%)	Value
Mortgage-Backed Securities (27.9%)
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,875,000	4.000%, 4/1/2049[c]	1,928,760
1,025,000	5.000%, 4/1/2049[c]	1,083,757
	Total	3,012,517

	Total Long-Term Fixed Income (cost $3,000,422)	3,012,517

Shares or Principal Amount	Short-Term Investments (27.5%)	Value
	Federal Home Loan Bank Discount Notes
2,220,000	2.220%, 4/1/2019[d]	2,220,000
	Thrivent Core Short-Term Reserve Fund
74,171	2.730%	741,706
	Total Short-Term Investments (cost $2,961,706)	2,961,706
	Total Investments (cost $13,364,781) 126.8%	$13,669,795
	Other Assets and Liabilities, Net (26.8%)	(2,891,271)
	Total Net Assets 100.0%	$10,778,524

a	The Church Loan Mortgagee has the right to repay the loan at any time. The Loans are generally considered to be illiquid due to the limited, if any, secondary market.
b	Security is valued using significant unobservable inputs. Further information on valuation can be found in the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$305,014
Gross unrealized depreciation	-

Net unrealized appreciation (depreciation)	$305,014

Cost (includes notional principal amount of derivatives, if any) for federal income tax purposes	$13,364,781

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CHURCH LOAN AND INCOME FUND

Schedule of Investments as of March 31, 2019

Fair Valuation Measurements

The following table is a summary of the inputs used as of March 31, 2019, in valuing Church Loan and Income Fund’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Church Loans	7,695,572	-	-	7,695,572

Long-Term Fixed Income Mortgage-Backed Securities	3,012,517	-	3,012,517	-
Short-Term Investments	2,220,000	-	2,220,000	-
Subtotal Investments in Securities	$12,928,089	$-	$5,232,517	$7,695,572

Other Investments *	Total
Affiliated Short-Term Investments	741,706
Subtotal Other Investments	$741,706

Total Investments at Value	$13,669,795

*   Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient). According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no significant transfers between Levels during the period ended March 31, 2019. Transfers between Levels are identified as of the end of the period.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Church Loan and Income Fund as discussed in the Notes to Financial Statements.

Investments in Securities	Beginning Value 9/28/2018 (inception date)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation) *	Purchases	Sales/ Paydowns	Transfers Into Level 3	Transfers Out of Level 3	Ending Value 3/31/2019

Church Loans	-	-	292,919	7,474,840	(72,187)	-	-	7,695,572
Total	$-	$-	$292,919	$7,474,840	($72,187)	$-	$-	$7,695,572

* Includes the change in net unrealized appreciation/(depreciation) on level 3 securities held on March 31, 2019 of $292,919.

The reporting entity’s Church Loan Level 3 security’s fair value is calculated by a vendor using a market approach with a discounted cash flow model based on the established policies and procedures of the reporting entity. Inputs used in valuation include the principal and interest schedules, bond equivalent ratings, loan transaction spreads with a range of 0.03% to 1.14%, U.S. Treasury yields, and corporate credit yields. A significant increase or decrease in the inputs in isolation would result in a significantly lower or higher fair value measurement.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Core Short-Term Reserve Fund primarily to serve as a cash sweep vehicle for the Fund. Thrivent Core Funds are established solely for investment by Thrivent entities.

A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Church Loan and Income Fund, is as follows:

Fund	Value 9/28/2018	Gross Purchases	Gross Sales	Value 3/31/2019	Shares Held at 3/31/2019	% of Net Assets 3/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.730%	$–	$1,699	$957	$742	74	6.9%
Total Affiliated Short-Term Investments	–			742		6.9
Total Value	$–			$742

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CHURCH LOAN AND INCOME FUND

Schedule of Investments as of March 31, 2019

Fund	Net Realized Gain/(Loss)		Change in Unrealized Appreciation/ (Depreciation)		Distributions of Realized Capital Gains		Income Earned 9/28/2018 - 3/31/2019
Affiliated Short-Term Investments
Core Short-Term Reserve, 2.730%		$–		$–		$–	$7
Total Income from Affiliated Short-Term Investments							$7
Total		$–		$–		$–

The accompanying Notes to Financial Statements are an integral part of this schedule.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Assets and Liabilities

As of March 31, 2019	Church Loan and Income Fund
Assets
Investments at cost	$13,364,781
Investments in unaffiliated securities at value	$12,928,089
Investments in affiliated securities at value	741,706
Cash	2,728
Dividends and interest receivable	22,726
Prepaid expenses	396
Deferred offering costs	31,062
Receivable for:
Investments sold	1,084,850
Expense reimbursements	97,103
Total Assets	14,908,660
Liabilities
Distributions payable	2,007
Accrued expenses	25,260
Payable for:
Investments purchased	4,078,447
Investment advisory fees	9,686
Administrative fees	5,983
Transfer agent fees	282
Commitments and contingent liabilities^	—
Loan commitment fee deferred revenue	8,041
Mortgage dollar roll deferred revenue	430
Total Liabilities	4,130,136
Net Assets
Capital stock (beneficial interest)	10,485,702
Distributable earnings/(accumulated loss)	292,822
Total Net Assets	$10,778,524

Class S Share Capital	$10,778,524
Shares of beneficial interest outstanding (Class S)	1,051,846
Net asset value per share	$10.25

^	Commitments and contingent liabilities accrual. Additional information can be found in the accompanying Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Operations

For the period ended March 31, 2019	Church Loan and Income Fund(a)
Investment Income
Taxable interest	$132,202
Income from mortgage dollar rolls	13,224
Income from affiliated investments	6,965
Total Investment Income	152,391

Expenses
Adviser fees	38,759
Administrative service fees	35,625
Amortization of offering costs	31,062
Audit and legal fees	192,285
Custody fees	1,468
Insurance expenses	20,104
Printing and postage expenses Class S	2,326
SEC and state registration expenses	1,804
Transfer agent fees Class S	1,109
Trustees’ fees	50,000
Pricing service fees	47,937
Other expenses	20,542
Total Expenses Before Reimbursement	443,021

Less:
Reimbursement from adviser	(390,168)
Total Net Expenses	52,853

Net Investment Income/(Loss)	99,538
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on: Investments	12,567
Change in net unrealized appreciation/(depreciation) on: Investments	305,014
Net Realized and Unrealized Gains/(Losses)	317,581

Net Increase/(Decrease) in Net Assets Resulting From Operations	$417,119

(a)	For the period from September 28, 2018 (inception) through March 31, 2019

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Changes in Net Assets

For the period ended	Church Loan and Income Fund 3/31/2019(a)
Operations
Net investment income/(loss)	$99,538
Net realized gains/(losses)	12,567
Change in net unrealized appreciation/(depreciation)	305,014
Net Change in Net Assets Resulting From Operations	417,119
Distributions to Shareholders
From income/realized gains Class S	(155,359)
Total from income/realized gains	(155,359)
Total Distributions to Shareholders	(155,359)
Capital Stock Transactions
Class S
Sold (b)	10,363,434
Distributions reinvested	153,330
Total Class S Capital Stock Transactions	10,516,764
Capital Stock Transactions	10,516,764

Net lncrease/(Decrease) in Net Assets	10,778,524
Net Assets, Beginning of Period	-
Net Assets, End of Period	$10,778,524

Capital Stock Share Transactions
Class S shares
Sold	1,036,602
Distributions reinvested	15,244
Total Class S shares	1,051,846

(a)	For the period from September 28, 2018 (inception) through March 31, 2019
(b)	Sales include initial $100,000 investment from September 10, 2018.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

Statement of Cash Flows

For the period ended March 31, 2019	Church Loan and Income Fund(a)
Cash flows from operating activities
Net increase/(decrease) in net assets resulting from operations	$417,119

Adjustments to reconcile net change in net assets from operations to net cash provided by/(used in) operating activities:
Purchases of long-term investments	(30,850,943)
Purchases/sales of short-term investments, net	(2,938,069)
Proceeds from sale of long-term investments	20,460,435
Change in net unrealized appreciation/(depreciation)	(305,014)
Net realized gains/(losses)	(12,567)
Payable for investments purchased	4,078,447
Receivable for investments sold	(1,084,850)
Net change in dividends and interest receivable	(22,726)
Amortization of premiums and discounts	(23,637)
Net change in prepaid expenses	(396)
Net change in deferred offering costs	(31,062)
Net change in accrued expenses	25,260
Net change in investment advisory fees	9,686
Net change in administrative fees	5,983
Net change in transfer agent fees	282
Net change in expense reimbursements	(97,103)
Net change in loan commitment fee deferred revenue	8,041
Net change in mortgage dollar roll deferred revenue	430
Net cash provided by/(used in) operating activities	$(10,777,803)

Cash flows provided by/(used in) financing activities:
Proceeds from shares issued, net of change in receivable for fund shares sold	10,363,434
Distributions to shareholders, paid in cash, net of change in distributions payable	(22)
Net cash provided by/(used in) financing activities	$10,363,412

Net increase/(decrease) in cash	$2,728

Cash (beginning balance)	$—
Cash (ending balance)	$2,728

Supplemental disclosures
Non-cash financing activities - distributions reinvested	$153,330

(a)	For the period from September 28, 2018 (inception) through March 31, 2019.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

(1) ORGANIZATION

Thrivent Church Loan and Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 23, 2017 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (the “Shares”). The Fund currently offers one class of Shares: Class S. The Fund has authorized an unlimited amount of Shares with no par value, at net asset value (“NAV”) per Share. The Fund seeks to produce income.

The Fund’s inception date is September 28, 2018 and commenced operation on October 1, 2018.

The Fund operates as an interval fund pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers for Shares, which are for between 5% and 25% of the Fund’s outstanding Shares at NAV, subject to approval of the Fund’s Board of Trustees (“Board”). It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that a shareholder will be able to tender their Shares when or in the amount desired. Shares are not otherwise redeemable. Quarterly repurchase offers will occur in the months of March, June, September and December.

The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is currently no secondary market for its Shares, and the Fund does not expect a secondary market in its Shares to develop. Even though the Fund makes quarterly repurchase offers for Shares, investors should consider Shares of the Fund to be an illiquid investment.

The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – “Financial Services – Investment Companies”.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust enters into contracts with service providers and others that provide general indemnification clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Fund’s Board. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/ dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

All church loan valuations are considered fair valuations due to the lack of observable market activity or independent market quotes. There are no market prices available for church loans. The Adviser has approved two methodologies for fair valuing church loans: a Market Approach or an Income Approach. The Market Approach utilizes a process that takes into consideration factors including principal amount, interest rate, term, credit quality of the borrower and credit spreads based on market observations. The Income Approach is utilized when it is probable that the church loan will become subject to foreclosure and takes into considerations factors including the estimated value of property securing the loan, estimated cost of disposition of the property and estimated time to dispose of the property. The Board may use a third party vendor to execute the daily valuation methodology or the committee may make a fair valuation determination.

The Board has delegated responsibility for daily valuation of the Fund’s securities to the Fund’s Investment Adviser (“Adviser”). The Adviser has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Fund’s valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Fund. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the various inputs used to determine the fair value of the Fund’s investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith pursuant to procedures established by the Board. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available for sale are not categorized within the fair value hierarchy.

Federal Income Taxes — No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes and no federal tax provision was recorded. The Fund may utilize earnings and profits distributed to shareholders on the redemption of Shares as part of the dividends paid deduction.

GAAP requires management of the Fund (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Fund include U.S. Federal, Minnesota, Wisconsin, and Delaware. As of March 31, 2019, open U.S. Federal, Minnesota, Wisconsin and Delaware tax years include the tax year ended March 31, 2019. The Fund has no examinations in progress and none are expected at this time.

As of March 31, 2019, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Expenses and Income — Estimated expenses are accrued daily. The Fund is charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to the Fund are allocated among all appropriate affiliated mutual funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium using the effective yield method. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received. Realized gains and losses on the sale of securities are determined using cost calculated on a specific identification basis.

Distributions to Shareholders — The Fund intends to distribute most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions,” and together with dividends, “distributions”). The Fund intends to declare dividends daily and distribute them to Shareholders of record monthly. Dividends are derived from net investment income and interest received by the Fund. Capital gain distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending March 31. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period.

Mortgage Dollar Roll Transactions — The Fund may enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Fund must maintain liquid securities having a value at least equal to the repurchase price (including

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

accrued interest) for such dollar rolls. In addition, the Fund is required to segregate collateral with the Fund’s custodian - depending on market movements - on their mortgage dollar rolls. The value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

When-Issued and Delayed Delivery Transactions — The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Accounting Estimates — The financial statements are prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Loan Commitments — The Fund may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments. During the period ended March 31, 2019, the Fund did not engage in these types of investments.

Loan Commitment Fees — The Fund may receive loan commitment fees prior to loan closing and before the loan is purchased by the Fund. Commitment fees are fees a lender charges the borrower in order to keep a specific loan amount available to the borrower. Any such fees received by the Fund will be accounted for as an adjustment to the yield of the corresponding loan using the straight-line method over the life of the loan.

Loss Contingencies — In the event of adversary action proceedings where the Fund is a defendant, the loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.

Litigation — Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Amortization of Offering Costs — The offering costs referenced in the Statement of Operations for the Fund are costs incurred by the Fund in order to establish it for sale, including legal fees and prospectus and registration costs. These costs are amortized over a period of 12 months from inception.

Repurchase Offers — The Fund’s Shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund Shares. As an interval fund and as described in the Fund’s prospectus, the Fund will make quarterly repurchase offers of up to 25% of its outstanding Shares at NAV. During the period ended March 31, 2019, the Fund conducted one repurchase offer with a repurchase offer period of February 19, 2019

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

through March 15, 2019 and a repurchase pricing date of March 18, 2019. There were no repurchases for Shares for the period ended March 31, 2019.

Recent Accounting Pronouncements —

Fair Value Measurement (Topic 820)

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13 Fair Value Measurement (Topic 820). ASU No. 2018-13 updates the disclosure requirements on fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and the interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of this guidance and the impact it will have to financial statements amounts and footnote disclosures.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees — The Fund has entered into an Investment Management Agreement with Thrivent Asset Management, LLC (“TAM”). Under the Investment Management Agreement, the Fund pays an annual fee of 1.10% of average daily net assets for investment advisory services. The fees are accrued daily and paid monthly.

Expense Reimbursements — For the period ended March 31, 2019, the Adviser has contractually agreed to waive fees and/ or reimburse expenses of the Fund’s Class S Shares through at least July 31, 2020 to the extent that the total annual Fund operating expenses exceed 1.50% of average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). Expense reimbursements are accrued daily and paid monthly. Amounts waived by the Adviser during the contractual period cannot be recouped by the Adviser in subsequent periods. This fee waiver may not be terminated before the indicated termination date without the consent of the Fund’s Board, including a majority of the Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Other Fees — The Fund has entered into an agreement with Thrivent Financial Investor Services Inc. (“TFISI”) to provide transfer agency and dividend payment services necessary to the Fund. Under the Transfer Agency Agreement, the Fund pays TFISI an annual fee equal to three basis points of the Fund’s average daily net assets, plus a per account maintenance fee of $21.50 per account. The fees are accrued daily and paid monthly.

The Fund has entered into an agreement with State Street Bank and Trust Company to provide custodian services for the Fund’s assets. The fees are accrued daily and paid monthly.

The Fund has entered into an accounting and administrative services agreement with TAM pursuant to which TAM provides certain accounting and administrative personnel and services to the Fund. The Fund pays an annual fixed fee of $70,000 plus 0.017% of average daily net assets. The fees are accrued daily and paid monthly.

The Fund enters into agreements with Thrivent Financial for Lutherans (“TFL”) to purchase participation interests in church loans underwritten by TFL. The Fund does not pay TFL a transaction or origination fee for such service, but does bear a pro rata share of the certain fees and expenses associated with the church loans.

(4) FEDERAL INCOME TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, GAAP requires such amounts to be reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows {Increase/(Decrease)}:

Portfolio	Distributable earnings/ (accumulated loss)	Capital Stock
Church Loan and Income	$31,062	$(31,062)

During the period ended March 31, 2019, the Fund distributed $155,359 from ordinary income. At March 31, 2019, undistributed ordinary income for tax purposes was $65,275 and the Fund had other accumulated losses of $(79,474).

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities — For the period ended March 31, 2019, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Fund	Purchases	Sales
Church Loan and Income	$7,475	$72

    Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Church Loan and Income	$23,376	$20,388

Investments in Restricted Securities — The Fund may own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

privately negotiated transactions with a limited number of purchasers. As of March 31, 2019, the Fund did not hold restricted securities. The Fund has no right to require registration of unregistered securities.

(6) RELATED PARTY TRANSACTIONS

The Fund’s Adviser and Administrator, TAM, the Fund’s distributor, Thrivent Distributors, LLC and the Fund’s transfer agent, TFISI are considered related parties to the Fund. Certain officers and Trustees of the Fund are officers and directors of TAM and TFISI.

As of March 31, 2019, related parties held 91.8% of the outstanding Shares of the Fund.

Subscription and redemption activity by concentrated accounts may have a significant effect on the operation of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, resulting in additional losses for the Fund.

(7) SUBSEQUENT EVENTS

The Adviser of the Fund has evaluated the impact of subsequent events through the issuance date of the financial statements, and has determined that no items require disclosure in or adjustment to the financial statements.

(8) SIGNIFICANT RISKS

Church Loan Related Risks — In making investments in Church Loans, the Fund will depend primarily on the creditworthiness of the Borrower for payment of principal and interest. Churches rely on voluntary contributions from their congregations for their primary source of income. Member contributions are used to repay Church Loans. The membership of a church, the attendance of its members, or the per capita contributions of its members may not remain constant or may decrease after a Church Loan is funded. A decrease in a church’s income could result in its inability to pay its obligation under a Church Loan. A church’s senior pastor also plays an important role in the management and continued viability of a church. A senior pastor’s absence, personal actions, resignation or death could have a negative impact on a Borrower’s operations, and thus its continued ability to generate income sufficient to service its obligations under a Church Loan. National church body decisions can impact individual church membership.

Certain independent churches have little to no financial support; likewise, national church bodies have limited resources available for individual church support. A church’s income also could be affected by increases in expenses caused by increases in interest rates on floating rate or variable rate Church Loans, the occurrence of any uninsured casualty at the property, any need to address environmental contamination at the property, changes in governmental rules, regulations and fiscal policies, terrorism, social unrest or civil disturbances.

Due to the corporate structure of Borrowers, which can include volunteers serving in key executive functions such as Treasurer, the servicing agent administering Church Loans may use broad discretion in enforcing the terms of such Church Loans especially with regard to timing and fees charged. For example, late charges assessed on delinquent payments may be waived under certain circumstances. Further, if an event of default occurs, or is likely to occur, the servicing agent may also use broad discretion in working with Borrowers to provide outcomes that best meet the needs of both the Borrower and the interests of the lenders.

Additional Debt Risk— A Borrower, subject to any limitations imposed by the terms of its Church Loan, may enter into additional loan agreements or issue additional bonds ranking equally with the Church Loan and pledge property serving as collateral for Church Loan as collateral for additional loans or bonds. A Borrower may also encumber this property with subordinate indebtedness. Any of these actions could affect the Borrower’s ability to make timely principal and interest payments on the Church Loan.

Assignment or Participation Risk— The Fund may acquire exposure to church mortgage loans through loan assignments or participations. With assignments, the purchaser typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the loan agreement. However, the purchaser’s rights may be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. By contrast, participations typically result in contractual relationships only with the institution participating out the interest, not with the Borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, and the Fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation. The Fund also will be exposed to the credit risk of both the Borrower and the institution selling the participation.

Availability of Investment Opportunities; Competition Risks

— Thrivent Financial and the Fund compete for investment opportunities with Church Loan financing companies, banks, savings and loan associations, denominational loan funds and lenders, credit unions, real estate investment trusts, insurance companies and other financial institutions to service this market. Many of these entities may have greater marketing resources, extensive networks of offices and locations, or larger staffs devoted to Church Loan financing. In addition, regulatory restrictions, actual or

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

potential conflicts of interest or other considerations may cause the Adviser to restrict or prohibit participation in certain investments.

Collateral Risk; Real Estate Risk — There is a risk that the value of any collateral securing a Church Loan in which the Fund has an interest may not be estimated correctly or may decline and that the collateral may not be sufficient to cover the amount owed on the loan.

Because the Fund’s Church Loans are primarily backed by real estate, these investments are vulnerable to factors that affect the real estate used to collateralize the Church Loans and the local and national real estate markets. Factors affecting the value of real estate investments include, but are not limited to, changes in local or national economic or employment conditions, changes in interest rates, zoning laws or property taxes, supply and demand, environmental problems, losses from a casualty or condemnation, maintenance problems, operating expenses, population changes, and social and economic trends. Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise. Furthermore, in the case of certain Church Loans, the property backing the investments may have limited suitability for other purposes.

Concentration Risk — Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of investment)) in the securities and/or other instruments of U.S. non-profit organizations that have a stated Christian mission including, but not limited to, local churches, denominations and associations, educational institutions, and other Christian mission-related organizations. The Fund will thus be exposed to negative developments affecting church-related institutions, as well as negative developments affecting real estate-related investments and real property generally. These factors are discussed under “Church Loan Related Risks” and “Collateral Risk; Real Estate Risk” above.

Construction Loan Risk — The Fund may invest in Church Loans for construction projects. Construction projects may include: new development, expansion, remodeling and/ or renovation and repairs. The interest rate is typically set on these construction loans at the time of the loan commitment, and funded incrementally over time as the project is completed. The Fund will have an obligation to make additional advances as the project is completed. The Fund generally ensures its ability to satisfy such demands by segregating sufficient assets in high quality short term liquid investments. In addition, construction loans may be considered higher risk during the construction phase (e.g., potential mechanics liens or other collateral impacts may occur including risk of non-completion).

Default Risk— Default in the payment of interest or principal on a Church Loan or an increased risk of default may result in a reduction in income to the Fund, a reduction in the value of a Church Loan and/or a decrease in the Fund’s NAV per Share. The failure of a Borrower to make scheduled sinking fund payments on a church mortgage bond will increase the likelihood of default and reduce the value of the bond. The risk of default increases in the event of an economic downturn, a decline in the value of real estate, or a substantial increase in interest rates on floating or variable rate Church Loans. In the event of any default under a Church Loan, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of any collateral that is liquidated and the principal and accrued and unpaid interest of the Church Loan. Efforts to return a non-performing Church Loan to performing status can be lengthy and may negatively affect the Fund’s anticipated return.

In the event a Borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In the case of church mortgage bonds, the exercise of various remedies specified in a trust indenture may require judicial action, which may often be subject to discretion, delay and/or denial.

Environmental Liability Risk — If there are environmental problems associated with the real estate securing any of the Fund’s Church Loans, the associated remediation or removal requirements imposed by federal, state and local laws and regulations could affect the Fund’s ability to realize value on the collateral or the Borrower’s ability to repay the Church Loan. Under federal, state and local laws and regulations, a secured lender, like the Fund, may be liable, under certain limited circumstances, for the costs of removal or remediation of certain hazardous or toxic substances and other costs (including government fines and injuries to persons and adjacent property). The presence of hazardous or toxic substances, or the failure to promptly remediate such substances, may adversely affect the Fund’s ability to resell real estate collateral after foreclosure or could cause the Fund to forego foreclosure.

Illiquid Securities Risk — Church Loans are typically not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. Some Church Loans also contain restrictions on transfers and there is a lack of publicly available information on most Church Loans. As a result, Church Loans are generally illiquid. To the extent consistent with the applicable liquidity requirements for interval funds

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

set forth in Rule 23c-3 under the 1940 Act, the Fund may invest without limit in illiquid securities and at any given time, the Fund’s portfolio may be substantially illiquid.

The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for Church Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The illiquid market for Church Loans means that the Fund may not be able to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would adversely affect the Fund’s NAV per share. In addition, due to the illiquidity of the Church Loan market, and the intent to hold Church Loans to maturity, the Fund may be limited in its ability to turn over its investments in Church Loans to obtain debt securities with more attractive rates of return. Church Loans are typically valued using significant unobservable inputs. Market quotations or prices are likely not readily available or may be determined to be unreliable. Value will likely be determined in good faith pursuant to fair valuation procedures adopted by the Board. See “Valuation Risk” below.

Certain Church Loans may trade in an over-the-counter market, and confirmation and settlement may take significantly longer than traditional fixed-income security transactions to complete. Transactions in Church Loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments.

No Public Information; Not Rated Risk — There is generally no publicly available information about the Borrowers of Church Loans. In addition, Church Loans are not rated by a nationally recognized statistical rating organization (“NRSROs”) or other independent parties. The Adviser must rely on the Borrowers, its own due diligence and/or the due diligence efforts of Thrivent Financial, its affiliates, or unaffiliated third parties to obtain the information that the Adviser considers when investing in Church Loans. To some extent, the Adviser, its affiliates, or unaffiliated third parties rely upon the Borrower’s staff to provide full and accurate disclosure of material information concerning their operations and financial condition. The Adviser, its affiliates, or unaffiliated third parties may not have access to all of the material information about a particular Borrower’s operations, financial condition and prospects, or a Borrower’s accounting records may be poorly maintained or organized. The financial condition and prospects of a Borrower may also change rapidly. In such instances, the Adviser may not be able to make a fully informed investment decision which may lead, ultimately, to a default by the Borrower and a loss of some or all of the Fund’s investment.

Prepayment Risk — Borrowers may prepay the principal amount of their Church Loans at any time, although prepayment fees or penalties may apply. In periods of falling interest rates, Borrowers may be more likely to prepay their Church Loans to refinance at lower interest rates. Prepayment would cause the actual duration of a Church Loan to be shorter than its stated maturity. See “Duration and Maturity Risk” below. In the event of a full prepayment, the Fund would lose the income that would have been earned to maturity on the Church Loan. Further, material partial principal prepayments of Church Loans may result in a reamortization of the remaining principal balance over the current maturity, which would mean the Fund would receive lower payments of principal and interest over the remaining term of the Church Loan. The proceeds received by the Fund from prepayments may be reinvested in Church Loans or other debt securities paying lower interest rates.

Prior and Superior Liens of Agents and Trustees of Church Loans Risk — The Borrower is obligated pursuant to a loan agreement or trust indenture to pay the agent or trustee reasonable compensation, to reimburse it for all expenditures, and to indemnify it against any liabilities it may incur in its duties. For such payment of compensation, reimbursement of expenses and indemnification, the agent or trustee will have a prior and superior lien to that of the holders of interests in Church Loans.

Second Lien or Second Trust Deed Church Loan Risk — Second lien and second trust deed Church Loans are junior in priority to Church Loans secured with a first lien or first trust deed. For this reason, they present a greater degree of investment risk than first lien or first trust deed Church Loans. If a Borrower defaults on a debt obligation senior to the Fund’s Church Loan, or in the event of a Borrower bankruptcy, the Fund’s second lien and second trust deed Church Loan will be satisfied only after the senior debt. As a result, the Fund may not recover some or all of its investment.

Special Risks — Special risks associated with exposures to Church Loans include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws and (ii) so-called lender-liability claims by the Borrowers of the obligations. Successful claims with respect to such matters may reduce the cash flow and/ or market value of the investment. Church Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the Borrower or take other action detrimental to holders of the Church Loan. Such court action could under certain circumstances include invalidation of the Church Loan. It is conceivable that under

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

emerging legal theories of lender liability, the Fund could be held liable as co-lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in Church Loans whether or not the Borrower is an obligor of the Fund. Additionally, to the extent that certain church mortgage loans are not considered “securities,” investors, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws.

Uninsured Loss Risk — The Church Loans in which the Fund will invest generally require the Borrower to adequately insure the property securing the loan against liability and casualty loss. However, certain types of losses, generally those of a catastrophic nature such as earthquakes, floods or storms, and losses due to civil disobedience, are either uninsurable or are not economically insurable. If a property is destroyed by an uninsured loss, the Fund could suffer loss of all or a substantial part of its investment.

Valuation Risk — The lack of an active trading market for Church Loans, restrictions on transfers in some church mortgage loan agreements and trust indentures, a lack of publicly available information, and other factors may result in inherent uncertainty in the valuation process for Church Loans, and the estimated fair values may differ materially from the values estimated by another party or the values that would have been used had a ready market for the Church Loans existed. To the extent the Fund invests in Church Loans, the Fund’s calculated NAV may not accurately reflect the value that could be obtained for any Church Loan upon sale. If market quotations for a Church Loan are not readily available or do not accurately reflect fair value, the value of the Church Loan will be determined in good faith pursuant to fair valuation procedures adopted by the Fund’s Board. The Board has delegated the responsibility to estimate the fair value of Church Loans to the Adviser. The fair valuation of Church Loans by the Adviser could result in a conflict of interest as the Adviser’s advisory fee is based on the value of the Fund’s net assets.

Variable or Floating Interest Rate Risk — Church mortgage loans may have interest rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. Substantial increases in interest rates may cause an increase in loan defaults as Borrowers may lack resources to meet higher debt service requirements. Increasing interest rates may hinder a Borrower’s ability to refinance church mortgage loans because the underlying property cannot satisfy the debt service coverage requirements necessary to obtain new financing or because the value of the property has decreased. Additionally, certain church mortgage loans will have interest rate reviews and interest rate resets, and may result in decreases in interest rates. Decreases in interest rates will typically cause interest rates on the church mortgage loans to decrease, thereby reducing income to the Fund.

Closed-End, Interval Fund Structure Risk — The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed for long-term investors. The Fund is not intended to be a typical traded investment. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is no secondary market for the Shares, and the Fund does not expect a secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV per share, subject to approval of the Board. However, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Confidential Information Access Risk — In managing the Fund or other client assets, the Adviser may be in possession of material non-public information about the issuers of certain investments being considered for acquisition by the Fund or held in the Fund’s portfolio. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable, potentially for a substantial period of time, to transact in a security of that issuer when it would otherwise be advantageous to do so. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment.

Credit Risk — Credit risk is the risk that an issuer of a debt security to which the Fund’s portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.

Cybersecurity Risk — Successful cyber-attacks against, or security breakdowns of, the Fund or any affiliated or third-party service provider may adversely affect the Fund or its Shareholders. While the Fund and its service providers have established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Defensive Investing Risk — In response to market, economic, political or other conditions, the Fund may invest without limitation in cash or investment-grade debt securities for temporary defensive purposes that are not part of the Fund’s principal investment strategies. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.

Duration and Maturity Risk — The prices of debt securities are also affected by their durations and maturities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. A debt security’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule. Debt securities with longer maturities generally are more susceptible to changes in value as a result of changes in interest rates. The Fund may invest in debt securities of any duration or maturity.

Funding Future Capital Needs Risk — The net proceeds from purchases of Shares may be used for the Fund’s investment opportunities, operating expenses and for payment of various fees and expenses such as the advisory fee. Any working capital reserves the Fund maintains may not be sufficient for investment purposes. If this is the case, the Fund’s ability to acquire investments and to expand the Fund’s operations will be adversely affected.

Hedging and Derivatives Risk — Derivatives, a category that includes options, futures and swaps, are financial instruments whose value derives from another security, an index, an interest rate or a currency. The Fund may use derivatives, including futures and swaps, for hedging its exposure to interest rate risk.

While hedging can guard against potential risks, using derivatives adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. Changes in the value of the derivative may not correlate as intended with the underlying interest rate, and the Fund could lose much more than the original amount invested. Derivatives can be volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.

Interest Rate Risk — Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations or maturities tend to be more sensitive to changes in interest rates than those with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities.

Debt securities in which the Fund may invest will have varying maturities, which may be as long as 30 years. If interest rates rise generally, rates of return on debt securities held by the Fund may become less attractive and the value of debt securities held by the Fund and the Fund’s Shares, may decline. This risk tends to increase the longer the term of the debt security.

Investment Adviser Risk — The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.

Limited Distribution Risk — If the Distributor fails to market the Fund and establish and maintain a network of selected broker-dealers to sell the Shares, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objective and strategies. If the Fund is unsuccessful in implementing its investment objective and strategies, an investor could lose all or a part of his or her investment in the Fund.

Liquidity Risk — If there is decreased liquidity in the markets, the Adviser may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Market Risk — Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. The value of the Fund’s investments may also decline and, in some instances, decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry.

Mortgage-Backed Securities Risk — The Fund may invest in mortgage- backed securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government mortgage-backed securities are subject to market risk, interest rate risk and credit risk. Mortgage-backed securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the

THRIVENT CHURCH LOAN AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Fund to decline and reduce the overall return of the Fund.

Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund.

The Fund may enter into dollar rolls on mortgage-backed securities to maintain liquid assets in connection with its repurchase offers or to meet repurchase requests. Dollar rolls on mortgage-backed securities involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the mortgage-backed securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment.

Non-Diversification Risk — Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund.

Reinvestment Risk — Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate.

Repurchase Offers Risk — The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. There is no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of its outstanding Shares at NAV per share, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares, at NAV per share, pursuant to Rule 23c-3 under the 1940 Act. Repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or may force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet such repurchase obligations. The Fund does not currently intend to borrow to finance repurchases, although it may invest in dollar rolls. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities, may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased Shares, and potentially even for Shareholders that do not participate in the repurchase offer.

THRIVENT INTERVAL FUNDS

FINANCIAL HIGHLIGHTS

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD *

		Income from Investment Operations			Less Distributions From

	Net Asset Value, Beginning of Period	Net Investment lncome/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
CHURCH LOAN AND INCOME FUND
Class S Shares Year Ended 3/31/2019 (c)	$10.00	$0.14	$0.31	$0.45	$(0.20)	$-

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.
(c)	Since fund inception, September 28, 2018.
*	All per share amounts have been rounded to the nearest cent.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this statement.

THRIVENT INTERVAL FUNDS

FINANCIAL HIGHLIGHTS – CONTINUED

		RATIOS/SUPPLEMENTAL DATA

				Ratio to Average Net Assets **		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly **

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.20)	$10.25	4.53%	$10.8	1.50%	2.82%	12.57%	(8.25)%	330%

The accompanying Notes to Financial Statements are an integral part of this statement.

BOARD OF TRUSTEES AND OFFICERS

The Board is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. The following table provides information about the Trustees and officers of the Fund. Unless otherwise noted, the address for the Trustees and officers of the Fund is 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by writing to Thrivent Church Loan and Income Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, calling 800-847-4836, or visiting the Fund’s website (ThriventIntervalFunds.com).

Interested Trustee (1)(2)(3)
Name
(Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David S. Royal (1971) 2018	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015. Currently, Director of Children’s Cancer Research Fund and Advisory Board member of Twin Bridge Capital Partners; Director of Fairview Hospital Foundation until 2017.
Independent Trustees (2)(3)(4)
Name
(Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Julie K. Braun (1958) 2019	Retired; Partner and Chief Operating Officer of Castlelake, LP from 2005 to 2016. Various closely-held investment partnerships and LLCs of Castlelake, LP.
Pastor Brian Fragodt (1959) 2018	Senior Pastor, Trinity Lutheran Church, Long Lake, MN. Trustee, Gustavus Adolphus College from 2008 to 2015.
Jerry T. Golden (1953) 2018	National Seminar Instructor, Ernst & Young Financial Services Program from 2014 to 2015; Partner, Ernst & Young LLP from 1986 to 2012. Independent Trustee of Scout Funds from 2015 to 2017.
Cecilia H. Herbert (1949) 2019

Trustee of Stanford Health Care since 2016; Trustee of WNET, a New York public media company, since 2011; Member of the Investment Committee, Archdiocese of San Francisco since 1992. Independent Director/Trustee and Board Chair of iShares, Inc. and iShares U.S. ETF Trust; Independent Trustee of Forward Funds from 2009 to 2018; Independent Trustee of Salient MF Trust from 2015 to 2018.

George W. Morriss (1947) 2018	Adjunct Professor, Columbia University School of International and Public Affairs; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001. Independent Director/Trustee, Neuberger Berman Mutual Funds since 2007; Independent Trustee, 1WS Credit Income Fund since 2018; Independent Trustee, Steben Select Multi-Strategy and Steben Alternative Investment Funds from 2013 to 2017.

BOARD OF TRUSTEES AND OFFICERS

Executive Officers (2)

Name (Year of Birth) Position Held With Trust	Principal Occupation(s) During the Past Five Years
David S. Royal (1971) Trustee and President	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2017; VP, President Mutual Funds, Thrivent Financial from 2015 to 2017; Vice President and Deputy General Counsel, Thrivent Financial from 2006 to 2015.
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since 2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to 2017.
Michael W. Kremenak (1978) Secretary and Chief Legal Officer	Vice President, Thrivent Financial since 2015; Senior Counsel, Thrivent Financial from 2013 to 2015.
Edward S. Dryden (1965) Chief Compliance Officer	Vice President, Chief Compliance Officer — Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer — Thrivent Funds, Thrivent Financial from 2010 to 2018.
Janice M. Guimond (1964) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.
Kathleen M. Koelling (1977) Privacy Officer (5)	Vice President, Deputy General Counsel, Thrivent Financial since 2018; Vice President, Managing Counsel, Thrivent Financial from 2016 to 2018; Privacy and Identity Theft and Anti-Money Laundering Officer, Thrivent Financial since 2011; Senior Counsel, Thrivent Financial from 2002 to 2016.
Kathryn A. Stelter (1962) Vice President	Vice President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017; Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017; Director, Mutual Fund Operations at Hartford Funds from 2006 to 2014.
Troy A. Beaver (1967) Vice President	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015; Vice President, Marketing, American Century Investments from 2006 to 2015.
Jill M. Forte (1974) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017; Associate Counsel, Ameriprise Financial, Inc. from 2013 to 2015.
John D. Jackson (1977) Assistant Secretary	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017.
Sarah L. Bergstrom (1977) Assistant Treasurer	Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund Accounting Administration, Thrivent Financial from 2007 to 2017.

(1)

“Interested person” of the Fund as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal is considered an interested person because of his principal occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.

(3)

The Fund is part of a “Fund Complex,” which is comprised of the Fund, Thrivent Mutual Funds, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Core Funds. Each Trustee, other than Mr. Royal, oversees 1 portfolio in the Fund Complex. Mr. Royal oversees 59 portfolios.

(4)	The Trustees, other than Mr. Royal, are not “interested persons” (as defined under the 1940 Act) of the Fund and are referred to as “Independent Trustees”.
(5)	Ms. Koelling’s address is 4321 North Ballard Road, Appleton, Wl.

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4321 N Ballard Rd, Appleton, WI 54919-0001

We’re listening to you!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Interval Funds to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money.

•  If you purchased shares of Thrivent Interval Funds through Thrivent Financial

If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at 4321 North Ballard Road, Appleton, WI, 54919-0001, or by calling us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request. This report is also available by visiting ThriventIntervalFunds.com.

•  If you purchased shares of Thrivent Interval Funds from a firm other than Thrivent Financial

If you wish to receive an additional copy of this report or wish to revoke householding in the future, please contact your financial adviser. This report is also available by visiting ThriventIntervalFunds.com.

The principal underwriter for the Thrivent Church Loan and Income Fund is Thrivent Distributors, LLC, a registered broker/dealer and member of FINRA and SIPC, and a wholly owned subsidiary of Thrivent Financial, the marketing name for Thrivent Financial for Lutherans.

34788AR N4-19

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that George W. Morriss and Jerry T. Golden, independent trustees, are the Audit Committee Financial Experts.

Item 4. Principal Accountant Fees and Services

  (a)   Audit Fees

The aggregate fees billed by registrant’s independent public accountants, Cohen & Company, Ltd. (“Cohen”), for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the year ended March 31, 2018 and $55,000 for the year ended March 31, 2019.

(b) Audit-Related Fees

The aggregate fees Cohen billed to registrant for each of the last two fiscal years for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the year ended March 31, 2018 and $0 for the year ended March 31, 2019. The aggregate fees Cohen billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended March 31, 2018 and $0 for the year ended March 31, 2019.

(c) Tax Fees

The aggregate tax fees Cohen billed to registrant for each of the last two fiscal years for tax compliance, tax advice and tax planning services were $0 for the year ended March 31, 2018 and $4,500 for the year ended March 31, 2019. These fees include payments for tax return compliance services, excise distribution review services and other tax related matters. The aggregate tax fees Cohen billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended March 31, 2018 and $0 for the year ended March 31, 2019.

(d) All Other Fees

The aggregate fees Cohen billed to registrant for each of the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the years ended March 31, 2018 and March 31, 2019. The aggregate fees Cohen billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the year ended March 31, 2018 and $0 for the year ended March 31, 2019. These figures are also reported in response to item 4(g) below.

(e)   Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that Cohen billed to registrant.

(f) Less than 50% of the hours billed by Cohen for auditing services to registrant for the fiscal year ended March 31, 2019 were for work performed by persons other than full-time permanent employees of Cohen.

(g)   The aggregate non-audit fees billed by Cohen to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending March 31, 2018 and March 31, 2019 were $0 and $0 respectively. These figures are also reported in response to item 4(d) above.

(h) Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise Cohen’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a) Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b) Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Thrivent Asset Management, LLC (“Thrivent Asset Mgt.”) is the registrant’s investment adviser. A copy of Thrivent Asset Mgt.’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

	(a)(1)	The following information about the portfolio managers of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) is provided as of May 30, 2019.

Frederick P. Johnson serves as the Senior Portfolio Manager of Thrivent Financial’s church loan portfolio and has served as the Director of the Thrivent Church and Institution Financing department since 2004. Mr. Johnson has been an employee of Thrivent Financial for 31 years, holding leadership roles in the mutual fund transfer agent/broker dealer from 1987-1994 and serving as Vice President of Investment Operations from 1995-2004.

Meg G. Spangler has served as the Associate Portfolio Manager for Thrivent Financial’s church loan portfolio since 2004. She also recently served as Director of Thrivent’s Commercial Loan Servicing department, managing the ongoing servicing needs of over 2,500 loans. Ms. Spangler has actively worked with all aspects of church and commercial lending including underwriting loan closing and servicing.

Gregory R. Anderson is Senior Portfolio Manager of Thrivent Financial’s mortgage-backed securities (MBS) portfolio. He is also co-portfolio manager of certain Thrivent fixed income mutual funds. Mr. Anderson joined Thrivent Financial in 1997 and has held a variety of positions, including corporate bond investment analyst and securitized assets portfolio manager.

	(a)(2)	The following table provides information relating to other accounts managed by the Portfolio Managers as of March 31, 2019. None of the Portfolio Managers of the registrant manage assets in pooled investment vehicles other than the registered investment companies noted below.

	Other Registered

	Investment Companies		Other Accounts

	# of		# of

	Accounts	Assets	Accounts	Assets

Portfolio Manager	Managed	Managed	Managed	Managed

Frederick P. Johnson	0	$0	1	$999,815,102

Meg G. Spangler	0	$0	1	$912,186,067

Gregory R. Anderson	8	$5,362,638,926	3	$7,179,413,972

Portfolio managers at the investment adviser (“Thrivent Asset Mgt.”) of the registrant typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Asset Mgt. seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Asset Mgt. has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. The information regarding potential conflicts of interest was provided by Thrivent Asset Mgt. and is current as of May 30, 2019.

(a)(3)	The following is a description provided by Thrivent Asset Mgt. regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of March 31, 2019.

Each Portfolio Manager of Thrivent Asset Mgt. is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to loan origination volume and yield targets as well as loan quality measures (e.g., delinquency, loan losses). Some Portfolio Managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals during the previous three-year period.

(a)(4)	The following table provides information as of March 31, 2019 on the dollar range of beneficial ownership by each Portfolio Manager in the registrant.

Portfolio Manager	Dollar Range of Beneficial Ownership in the Registrant

Frederick P. Johnson	$10,001-$50,000

Meg G. Spangler	None

Gregory R. Anderson	None

(b)    Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Registrant’s principal executive and principal financial officers, or persons performing similar functions, are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

	(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 30, 2019	THRIVENT CHURCH LOAN AND INCOME FUND

	By:	/s/ David S. Royal
David S. Royal
Trustee and President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 30, 2019	By:	/s/ David S. Royal
David S. Royal
Trustee and President
(principal executive officer)

Date: May 30, 2019	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer and Principal Accounting Officer
(principal financial officer)